Fees Summary	Aug. 11, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	43,989.06
Total Transaction Valuation	318,530,480.95
Total Offset Amount	0
Net Fee	$ 43,989.06
Offset Table N/A	N/A